Exhibit 10.1

February 24, 2020

STANLEY FURNITURE COMPANY LLC

200 North Hamilton Street, No. 200

High Point, North Carolina 27260

Attention: Walter A. Blocker

Email: walter.blocker@vntrade.vn

DEXTRA PARTNERS PTE. LTD.

269A South Bridge Road

Singapore 058818

Attention: Bernhard Weber

Fax: 65 6645 0470

Email: b.weber@dextrapartners.com

Re:         Forbearance Extension Letter Agreement

Ladies and Gentlemen:

Reference is made to that certain Forbearance Agreement, dated as of October 31, 2019 (as amended, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), by and among Stanley Furniture Company LLC, f/k/a Churchill Downs LLC (the “Borrower”), Stanley Intermediate Holdings LLC, Stanley Furniture Company 2.0, LLC, Churchill Downs Holdings Ltd. and HG Holdings, Inc. (“Lender”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Forbearance Agreement or incorporated therein.

The Loan Parties have requested that the Lender agree to extend the outside termination date of the Forbearance Period from February 24, 2020 to February 26, 2020. The Lender has agreed to such an extension, subject to the terms and conditions set forth herein.

Now, therefore, for valuable consideration, the mutual receipt of which is hereby acknowledged, the Loan Parties and the Lender agree as follows:

1.     Forbearance Extension. Section 3(b)(iii) of the Forbearance Agreement is hereby amended by replacing the reference to “February 24, 2020” with “February 26, 2020”.

2.     No Waiver of Acknowledged Events of Default. For the avoidance of doubt, nothing herein shall waive any of the Acknowledged Events of Default, all of which continue to exist.

3.     Release. In consideration of the agreements of the Lender set forth in this letter agreement, each of the Loan Parties hereby release and forever discharge the Lender and each other member of the Releasee Group from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties ever had or claimed to have had, now has or claims to have or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against any member of the Releasee Group, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Each of the Loan Parties represents, warrants, acknowledges and confirms that, as of the date hereof, such Person has no knowledge of any action, cause of action, claim, demand, damage or liability of whatever kind or nature, in law or in equity, against any member of the Releasee Group arising from any action by any such Person, or failure of any such Person to act, under or in connection with any of the Loan Documents.

4.     Effectiveness of Letter Agreement. This letter agreement shall be effective on the date hereof upon the Lender’s receipt of counterparts of this letter agreement duly executed by the Lender and each of the Loan Parties. Delivery of executed counterparts of this letter agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed as of the date first above written.

BORROWER:	STANLEY FURNITURE COMPANY LLC,
a Delaware limited liability company

By: /s/ R. Ledger
Name: R. Ledger
Title: CEO

GUARANTORS:	STANLEY INTERMEDIATE HOLDINGS LLC,
a Delaware limited liability company

By: /s/ R. Ledger
Name: R. Ledger
Title: CEO

STANLEY FURNITURE COMPANY 2.0, LLC,
a Virginia limited liability company

By: /s/ R. Ledger
Name: R. Ledger
Title: CEO

CHURCHILL DOWNS HOLDINGS LTD.,
a British Virgin Islands business company

By: /s/ R. Ledger
Name: R. Ledger
Title: Director

Signature Page

Stanley Furniture Forbearance Extension

LENDER:	HG HOLDINGS, INC.,
a Delaware corporation

By: /s/ Steven A. Hale II
Name: Steven A. Hale II
Title: Chairman & CEO

Signature Page

Stanley Furniture Forbearance Extension